                                                                    Exhibit 12.1


                                XTRA CORPORATION
            STATEMENT OF THE CALCULATION OF EARNINGS TO FIXED CHARGES

                                                                      Twelve Months
                                                                          Ended
                                                                       September 30
                                                                           1995
                                                                        (millions)
                                                                      -------------
EARNINGS
Income from operations before provision for income taxes                    98.0
  Add: Fixed charges (below)                                                41.8
                                                                           -----
                                                                           139.8
                                                                           =====


FIXED CHARGES

  Interest expense                                                          41.4
  Interest portion of
    rent expense                                                             0.4
                                                                           -----
                                                                            41.8
                                                                           =====



  Ratio of Earnings to
    Fixed Charges                                                            3.3
                                                                           =====

For purposes of computing the ratio of earnings to fixed charges, "earnings" represents income from operations before taxes plus fixed charges. "Fixed charges" for operations consist of interest on indebtedness and the portion of rental expense which represents interest.


                                      29